UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 17, 2018

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01  Regulation FD Disclosure

On May 17, 2018, TC PipeLines, LP (the "Partnership") issued a news release announcing that it will participate at the Master Limited Partnership Association (MLPA) Investor Conference from May 23 to 24, 2018 in Orlando, Florida.  A copy of the news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The materials utilized at the conference will be available beginning on the morning of May 23, 2018 on the Investor Center section of the Partnership's website at http://www.tcpipelineslp.com/events-and-presentations.html.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	News Release of TC PipeLines, LP, dated May 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  May 17, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of TC PipeLines, LP, dated May 17, 2018.

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